UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 19, 2005

Date of Report (Date of earliest event reported)

BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Effective May 19, 2005, we dismissed Deloitte & Touche LLP, the independent registered public accounting firm previously engaged to audit our financial statements. The decision to change our auditors was made as part of our cost containment initiatives, and was recommended and approved by the Audit Committee of our Board of Directors.

(b)	During the two most recent fiscal years ended December 31, 2004 and 2003 and the subsequent interim reporting period from the last audit date of December 31, 2004, through and including the effective termination date of May 19, 2005, there were no disagreements between us and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

(c)	The report of Deloitte & Touche LLP dated March 31, 2005 on our financial statements for the past two fiscal years ended December 31, 2004 and 2003, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report included an explanatory paragraph relating to the substantial doubt about our ability to continue as a going concern and an explanatory paragraph relating to the preparation of our financial statements from the separate records maintained for the microdisplay business of Three-Five Systems, Inc. prior to our spin-off from Three-Five Systems, Inc. on September 15, 2003.

(d)	Effective May 19, 2005, we engaged the registered public accounting firm of Epstein Weber & Conover, PLC as our new independent auditors pursuant to an engagement letter dated May 19, 2005. We have not consulted with Epstein Weber & Conover, PLC during the last two fiscal years ended December 31, 2004 and 2003 or during the subsequent interim reporting period from the last audit date of December 31, 2004, through and including the effective engagement date of May 19, 2005, on either the application of accounting principles or type of opinion Epstein Weber & Conover, PLC might issue on our financial statements.

(e)	We have requested Deloitte & Touche LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the above statements made by us. A copy of this letter addressed to the SEC, dated May 23, 2005, is filed as Exhibit 16 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Description

16	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated May 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION
Date: May 23, 2005	By:	/s/ Wayne A. Pratt
Wayne A. Pratt
Vice President and Chief Financial Officer

EXHIBIT INDEX

16	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission dated May 23, 2005.